                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)       June 30, 2001
                                                       -------------------------



                        HAMPTON ROADS BANKSHARES, INC.
            (Exact Name of registrant as specified in its charter)


          Virginia                                                54-1408074
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(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                   File Number)         Identification No.)




 201 Volvo Parkway, Chesapeake, Virginia                             23320
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code       (757) 436-1000
                                                  ------------------------------



                                      N/A
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        (Former name or former address, if changed since last report.)
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Item 2. - Acquisition or Disposition of Assets

          On April 24, 2001, the shareholders of The Bank of Hampton Roads approved an Agreement and Plan of Reorganization, dated as of March 13, 2001 and related Plan of Share Exchange (the "Agreement") which provided for the reorganization of The Bank of Hampton Roads (the "Bank") under a bank holding company structure. Hampton Roads Bankshares, Inc. (the "Holding Company") was organized to serve as the holding company for the Bank. On June 30, 2001, the effective date of the reorganization, all of the common stock, $0.625 par value of the Bank (the "Bank Stock") was converted into common stock, $0.625 par value, of the Holding Company (the "Holding Company Common Stock") on a one share for one share exchange basis, making the Bank a wholly owned subsidiary of the Holding Company (the "Reorganization"). In order to effect the Reorganization, the Holding Company issued approximately 7,506,276 shares of Holding Company Common Stock.

          The Holding Company did not engage in any business activity prior to the effective date of the Reorganization, and its only significant asset at the present time is its investment in the Bank. The operations of the Bank will continue in substantially the same manner as conducted by the Bank immediately prior to the Reorganization.

          The management of the Bank did not change as a result of the Reorganization and the individuals elected to serve as directors of the Holding Company served and currently serve as directors of the Bank.

          The Bank Stock was previously registered under (S) 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the Board of Governors of the Federal Reserve System. Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the Holding Company Common Stock is deemed automatically registered under the Exchange Act.

Item 7.   Financial Statements and Exhibits

          The following exhibits are filed as a part of this report:

          Exhibit No.    Item

               2       Agreement and Plan of Reorganization and Plan of Share
Exchange, dated March 13, 2001

             3.1       Articles of Incorporation for Hampton Roads Bankshares,
Inc.

             3.2       Bylaws for Hampton Roads Bankshares, Inc.


                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HAMPTON ROADS BANKSHARES, INC.



Date:  June 30, 2001                       By /s/ Jack W. Gibson
                                              ------------------------------
                                              Jack W. Gibson, President
                                              and Chief Executive Officer